UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 East 6th Street Austin, Texas	78702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 954-5204

Registrant’s Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.001 Par Value	REZI	New York Stock Exchange

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On December 14, 2020, Resideo Technologies, Inc. (the “Company”) completed the closing of the exercise of the underwriters’ option to purchase an additional 2,550,000 shares of common stock at the public offering price of $15.00 per share as part of the firm commitment underwritten offering that initially closed on November 20, 2020, resulting in additional net proceeds to the Company of approximately $36.5 million. After giving effect to this exercise of the over-allotment option, the total number of shares sold by Company in the public offering increased to 19,550,000 shares and net proceeds before expenses increased to approximately $280.1 million.

Morgan Stanley & Co. LLC and Evercore Group L.L.C. acted as joint book-running managers and BofA Securities, Inc. and J.P. Morgan Securities LLC acted as additional bookrunners. Raymond James, William Blair and KeyBanc Capital Markets acted as co-managers. The shares were offered by the Company pursuant to an automatically effective shelf registration statement that was previously filed with the Securities and Exchange Commission (“SEC”). A prospectus supplement relating to, and describing the terms of, the offering was previously filed with the SEC and is available on the SEC’s web site at www.sec.gov. Copies of the prospectus supplement and the accompanying prospectus relating to the offering can be obtained from Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department, or from Evercore Group L.L.C., Attn: Equity Capital Markets, 55 East 52nd Street, 36th Floor, New York, New York 10055, by email at ecm.prospectus@evercore.com, or by telephone at (888) 474-0200.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDEO TECHNOLOGIES, INC.

By:	/s/ Jeannine J. Lane
Name:	Jeannine J. Lane
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Date: December 14, 2020

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